United States
Securities and Exchange Commission
Washington, D.C. 20549
Form 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report: November 20, 2019
(Date of Earliest Event Reported)
REALTY INCOME CORPORATION
(Exact name of registrant as specified in its charter)

Maryland	1-13374	33-0580106
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

11995 El Camino Real, San Diego, California 92130
(Address of principal executive offices)
(858) 284-5000
(Registrant’s telephone number, including area code)
N/A
(former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange On Which Registered
Common Stock, $0.01 Par Value	O	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On November 20, 2019, Realty Income Corporation’s (the “Company’s”) Board of Directors (the “Board”) appointed Christie Kelly to the Board.  The Company’s Board has affirmatively determined that Ms. Kelly is “independent” after applying the Company’s categorical standards contained in its Corporate Governance Guidelines.  This brings the number of independent directors of the Company to nine persons and the total number of Board members to ten persons.

Pursuant to the terms of the Company’s 2012 Incentive Award Plan, as amended, upon appointment to the Board, Ms. Kelly automatically received a grant of 4,000 shares of our common stock, which will vest evenly over three years.

There are no understandings or arrangements between Ms. Kelly or any other person and the Company or any of its subsidiaries pursuant to which Ms. Kelly was selected to serve as a director of the Company.  There are no family relationships between Ms. Kelly and any director, executive officer or person nominated or chosen by the Company to become a director or executive officer, and there are no transactions between Ms. Kelly or any of her immediate family members and the Company or any of its subsidiaries.

Ms. Kelly is the former Global Chief Financial Officer of Jones Lang LaSalle Incorporated (NYSE: JLL). Ms. Kelly previously served as Executive Vice President and Chief Financial Officer of Duke Realty Corporation (NYSE: DRE). Prior to that, she served as a Senior Vice President, Global Real Estate, with Lehman Brothers. Ms. Kelly serves on the board of directors for Park Hotels & Resorts Inc. (NYSE: PK), Kite Realty (NYSE: KRG), and Gilbane Inc. Ms. Kelly holds a B.A. degree in economics from Bucknell University.

Item 9.01    Financial Statements and Exhibits
(d) Exhibits
104 The Form 8-K cover page, formatted in Inline Extensible Business Reporting Language and included as Exhibit 101

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 22, 2019	REALTY INCOME CORPORATION

	By:	/s/ MICHAEL R. PFEIFFER
Michael R. Pfeiffer
Executive Vice President, Chief Administrative Officer, General Counsel and Secretary